UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2006

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On April 25, 2006 the Board of Directors of Kohl’s Corporation approved revised director compensation amounts for non-employee directors.  A summary of outside director compensation is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description

10.1	Outside Director Compensation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 28, 2006

KOHL’S CORPORATION

By:  /s/ Richard D. Schepp

Richard D. Schepp

Executive Vice President

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Outside Director Compensation